UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2023

Newmont Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31240

(Commission File Number)

84-1611629

(I.R.S. Employer Identification No.)

6900 E. Layton Avenue, Denver, CO 80237

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $1.60 per share	NEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 14, 2023 (Mountain Daylight Time) / May 15, 2023 (Australian Eastern Standard Time), Newmont Corporation, a Delaware corporation (“Newmont” or the “Company”), entered into a scheme implementation deed (the “Scheme Implementation Deed”) with Newmont Overseas Holdings Pty Ltd, an Australian proprietary company limited by shares and an indirect wholly owned subsidiary of Newmont (“Newmont Sub”) and Newcrest Mining Limited, an Australian public company limited by shares (“Newcrest”), pursuant to which, on the terms and subject to the conditions set forth therein, Newmont Sub will acquire all of the issued and outstanding ordinary shares of Newcrest pursuant to a court-approved scheme of arrangement under Part 5.1 of Australia’s Corporations Act 2001 (Cth) (“Corporations Act”) (the “Scheme” and such acquisition, the “Transaction”). Upon completion of the Transaction, Newcrest will be a wholly owned subsidiary of Newmont Sub and an indirect wholly owned subsidiary of Newmont. The closing of the Transaction is expected to occur in the fourth quarter of calendar year 2023, subject to the satisfaction or waiver (where permitted) of the conditions precedent to such closing.

On the terms and subject to the conditions of the Scheme Implementation Deed and the Scheme, when the Scheme becomes effective (the “Effective Time”), all issued and outstanding Newcrest ordinary shares as of the record date for the Scheme will be transferred to Newmont Sub and the holders of such Newcrest ordinary shares (other than Ineligible Foreign Shareholders, as defined in the Scheme Implementation Deed) will have the right to receive, for each such share, either (1) 0.400 of a share (“New Newmont Shares”) of Newmont common stock, par value $1.60 per share (“Newmont common stock”) or (2) 0.400 CHESS Depositary Interests (“New Newmont CDIs” and together with the New Newmont Shares, the “Scheme Consideration”) each representing a unit of beneficial ownership interest in a share of Newmont common stock to be issued by Newmont pursuant to a Deed Poll to be executed by Newmont and Newmont Sub in favor of all Newcrest shareholders (“Deed Poll”). The form of consideration received by each shareholder depends on their country of residence and shareholder preferences.

Conditions to the Transaction

The respective obligations of Newmont and Newcrest to consummate the Transaction are subject to the satisfaction or waiver (if applicable) of a number of customary conditions, including, but not limited to: (1) approval by a majority in number of Newcrest’s shareholders voting and 75% of the votes cast for the Scheme in accordance with the Corporations Act (the “Newcrest Shareholder Approval”); (2) approval by a majority of votes cast by Newmont stockholders with respect to the issuance of the Newmont common stock comprising the Scheme Consideration (“Newmont Stockholder Approval”); (3) certain regulatory approvals, including, but not limited to, approval, non-objection or clearance by Australia’s Foreign Investment Review Board, Canadian Competition Bureau and the Independent Consumer and Competition Commission of Papua New Guinea; (4) non-occurrence of a Newmont Prescribed Occurrence (as defined in the Scheme Implementation Deed) or a Newcrest Prescribed Occurrence (as defined in the Scheme Implementation Deed); (5) non-occurrence of a Newmont Material Adverse Change (as defined in the Scheme Implementation Deed) or a Newcrest Material Adverse Change (as defined in the Scheme Implementation Deed); (6) approval of the Scheme by the Federal Court of Australia, or another court of competent jurisdiction under the Corporations Act agreed by Newmont and Newcrest (the “Court”); (7) the absence of any governmental order, injunction, decree or ruling prohibiting consummation of the Transaction; (8) issuance of a customary independent expert report concluding and continuing to conclude that the Scheme is in the best interests of the Newcrest shareholders; (9) the Scheme Consideration issuable in the Transaction having been approved for listing on the NYSE and Australian Securities Exchange (“ASX”), respectively; (10) receipt by Newcrest of confirmation from the Australian Taxation Office that it is prepared to issue a Class Ruling (as defined in the Scheme Implementation Deed) confirming the eligibility for scrip-for-scrip roll-over relief in connection with the issuance of the Scheme Consideration; (11) Newcrest having taken all necessary steps to ensure that the ordinary shares issued under the Newcrest employee incentive arrangements have lapsed or vested; and (12) the Scheme Consideration being exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

Representations and Warranties; Covenants; Board Recommendations

The Scheme Implementation Deed contains customary representations and warranties given by Newmont, Newmont Sub and Newcrest. The Scheme Implementation Deed also contains pre-closing covenants as is customary for transactions of this nature, including, but not limited to, the obligation of each of Newcrest and Newmont, to the extent within its power to do so, to conduct its business and operations in the ordinary and usual course and use its best endeavors to maintain its business and assets in the ordinary course and preserve its relationships with government agencies and other material business relationships. Additionally, the Scheme Implementation Deed includes customary covenants by each of Newmont and Newcrest to refrain from taking specified actions without the consent of the other party. Newmont, Newmont Sub and Newcrest have agreed to take all necessary steps to implement the Scheme in a timely manner.

Newmont’s board of directors has unanimously agreed to recommend that Newmont’s stockholders vote in favor of Newmont Stockholder Approval and Newcrest’s board of directors has unanimously agreed to recommend that Newcrest’s shareholders vote in favor of the Scheme, with such recommendation in each case subject to customary exceptions, including the absence of a Newmont Superior Proposal (as defined in the Scheme Implementation Deed) or a Newcrest Superior Proposal (as defined in the Scheme Implementation Deed), as applicable.

The Scheme Implementation Deed provides that, during the Exclusivity Period (as defined in the Scheme Implementation Deed), Newmont and Newcrest are subject to certain restrictions on their ability to solicit alternative acquisition proposals from third parties, to provide information to third parties and to engage in discussions with third parties regarding alternative acquisition proposals, subject to customary exceptions. Notwithstanding these restrictions, Newmont and Newcrest are permitted to provide information to, and engage in discussions with, a party which has made an unsolicited acquisition proposal that the Newmont board of directors or the Newcrest board of directors (as applicable) has determined, among other things, after receiving the advice of financial and legal advisors, is or could reasonably be considered to become a Newcrest Superior Proposal or Newmont Superior Proposal (each, as defined in the Scheme Implementation Deed), as applicable. Before (1) the board of directors of Newcrest changes its recommendation, or (2) Newcrest enters into an agreement to effect a Newcrest Superior Proposal, Newmont must be presented with a five business day “match right”.

Treatment of Equity Awards

Newmont and Newcrest have agreed in the Scheme Implementation Deed that any option, restricted share or right to Newcrest ordinary shares issued under the employee incentive arrangements of Newcrest will have either lapsed or vested and converted into Newcrest ordinary shares prior to the Scheme record date and will participate in the Scheme on the same basis as other Newcrest ordinary shares. As at the Scheme record date, no outstanding such option, restricted share or right will remain outstanding.

Termination

The Scheme Implementation Deed contains certain customary termination rights for both Newmont and Newcrest, including, among others, if there is or may be a failure of a condition precedent to be satisfied in accordance with its terms and Newmont and Newcrest are unable to agree on a revision to the terms of the Scheme after such failure of the conditions precedent or the Scheme has not become effective by 11:59pm (Melbourne, Australia time) on February 15, 2024 (the “End Date”). Each of Newmont and Newcrest may terminate the Scheme Implementation Deed if, among other things, (1) the other party’s board of directors fails to recommend the Transaction or has made an adverse change in recommendation or (2) the other party materially breaches certain terms of the Scheme Implementation Deed, subject to certain cure periods. Newcrest may also terminate the Scheme Implementation Deed if its board of directors has determined that a Newcrest Competing Proposal (as defined in the Scheme Implementation Deed) constitutes a Newcrest Superior Proposal (as defined in the Scheme Implementation Deed) that Newmont does not match within the prescribed timeframe.

Break Fee and Reverse Break Fee

Under the Scheme Implementation Deed, Newcrest will be required to make a payment of US$178,515,206 to Newmont if (1) there is an adverse change in recommendation by a member of Newcrest’s board of directors (unless the independent expert concludes that the Scheme is not in the best interest of the Newcrest shareholders or Newcrest is entitled to terminate on the basis of a material breach of certain terms of the Scheme Implementation Deed by Newmont), (2) a competing transaction for Newcrest is announced, and such a competing transaction is completed within 18 months of the date of such announcement, or (3) Newmont validly terminates the Scheme Implementation Deed on the basis of a material breach of certain terms of the Scheme Implementation Deed by Newcrest.

Under the Scheme Implementation Deed, Newmont will be required to make a payment of U.S.$374,766,240 to Newcrest if (1) there is an adverse change in recommendation by a member of Newmont’s board of directors (unless Newmont is entitled to terminate the Scheme Implementation Deed on the basis of a material breach of certain terms of the Scheme Implementation Deed by Newcrest), (2) a competing transaction for Newmont is announced, and such a competing transaction is completed within 18 months of the date of such announcement, (3) Newcrest validly terminates the Scheme Implementation Deed on the basis of a material breach of certain terms of the Scheme Implementation Deed by Newmont or (4) the Scheme becomes effective but Newmont does not pay the Scheme Consideration. Additionally, Newmont must pay an amount equal to Newcrest’s actual third-party costs if Newcrest terminates the Scheme Implementation Deed due to a failure to obtain the Newmont stockholder approval (whether or not a competing proposal for Newmont has been announced prior to the Newmont stockholder meeting).

In the event the Scheme becomes Effective (as defined in the Scheme Implementation Deed), no termination fee will be payable by either Newmont or Newcrest.

Special Meeting

The Newmont stockholder meeting (the “Special Meeting”) to consider the Scheme and the share issuance necessary to complete the Scheme is expected to be held within 48 hours before the Newcrest shareholder meeting is convened to vote on the Transaction. At the Special Meeting, the stockholders of Newmont will be asked to vote on two separate proposals: (i) the issuance of the Newmont common stock comprising the Scheme Consideration, which is a condition to consummate the Transaction, and (ii) an increase in Newmont’s authorized share capital in Newmont’s Restated Certificate of Incorporation (the “Authorized Share Capital Proposal”), which is not a condition to consummate the transaction. The increase that Newmont expects to propose would be from 1,280,000,000 shares currently, to an amount to be specified, up to 2,550,000,000 million shares. The approval of the issuance of the Newmont common stock comprising the Scheme Consideration requires the favorable vote of a majority of votes cast by Newmont stockholders for adoption. The approval of the Authorized Share Capital Proposal requires the favorable vote of a majority of the outstanding Newmont Shares for adoption.

Special Dividend

The Scheme Implementation Deed provides that Newcrest may, subject to complying with applicable law, declare and pay to Newcrest shareholders a special dividend of up to $1.10 per share, subject to the Scheme becoming Effective (as defined in the Scheme Implementation Deed).

Voting Confirmations

In accordance with, and as at the date of, the Scheme Implementation Deed, each member of Newmont’s board and of Newcrest’s board has confirmed such director’s recommendation, and such director’s intention to vote any shares of Newmont common stock or Newcrest ordinary shares, respectively they own, in favor of the Newmont Stockholder Approval and Newcrest Shareholder Approval, respectively, in the absence of a superior competing proposal.

Additional Information

Newmont has agreed to invite two of Newcrest’s existing directors to join the board of directors of Newmont, on or before the implementation of the Scheme, conditional on the Scheme becoming Effective (as defined in the Scheme Implementation Deed).

The foregoing description of the Transaction, the Scheme and the Scheme Implementation Deed does not purport to be a complete description of all the parties’ rights and obligations under the Scheme Implementation Deed and is qualified in its entirety by reference to the full text of the Scheme Implementation Deed, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference. A copy of the Scheme Implementation Deed has been included solely to provide investors with information regarding its terms and is not intended to provide any factual information about Newmont, Newcrest or their respective subsidiaries or affiliates.

The Scheme Implementation Deed contains representations, warranties, covenants and agreements, which were made only for purposes of such agreement and as of specified dates. The representations and warranties in the Scheme Implementation Deed reflect negotiations between the parties to the Scheme Implementation Deed and are not intended as statements of fact to be relied upon by Newmont’s stockholders or Newcrest’s shareholders or any other person. In particular, the representations, warranties, covenants and agreements in the Scheme Implementation Deed may be subject to limitations agreed by the parties, including having been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Scheme Implementation Deed, and having been made for purposes of allocating contractual risk among the parties rather than establishing matters of fact. In addition, the parties may apply standards of materiality in a way that is different from what may be viewed as material by investors. As such, the representations, warranties and covenants in the Scheme Implementation Deed or any descriptions thereof may not describe the actual state of affairs at the date they were made or at any other time and you should not rely on them. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Scheme Implementation Deed, and should be read in conjunction with other information regarding Newmont and Newcrest that is or will be contained in or incorporated by reference into the documents that Newmont files or has filed with the SEC and unless required by applicable law, Newmont undertakes no obligation to update such information.

Item 3.02. Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is hereby incorporated into this Item 3.02.

As described in Item 1.01 of this Current Report on Form 8-K, Newmont has agreed in the Scheme Implementation Deed that, if the Scheme is approved, Newmont will acquire all of the issued and outstanding ordinary shares of Newcrest and Newmont will issue 0.400 New Newmont Shares or New Newmont CDIs for each Newcrest ordinary share, or approximately 358 million shares of Newmont common stock. If issued, and after the consummation of the Transaction, such shares will represent approximately 31% of the total number of outstanding shares of Newmont common stock.

Section 3(a)(10) of the Securities Act exempts from the registration requirements under the Securities Act the issuance of securities which have been approved, after a hearing upon the substantive and procedural fairness of the terms and conditions of the relevant transaction, at which all persons to whom it is proposed the securities will be issued shall have the right to appear, by any court expressly authorized by law to grant such approval. Under the Scheme Implementation Deed, Newcrest will propose the Scheme to the Court for orders (i) that the Newcrest meeting be convened to consider and vote upon the Scheme and (ii) approving the Scheme as agreed by the Newcrest shareholders.

Item 8.01. Other Events.

On May 14, 2023, Newmont issued a press release announcing the entry into the Scheme Implementation Deed. A copy of the press release is filed as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Additional Information about the Transaction and Where to Find It

None of this current report on Form 8-K, nor the exhibits hereto, is an offer to purchase or exchange nor a solicitation of an offer to sell securities of Newmont or Newcrest nor the solicitation of any vote or approval in any jurisdiction nor shall there be any such issuance or transfer of securities of Newmont or Newcrest in any jurisdiction in contravention of applicable law. This current report on Form 8-K is being made in respect of the Transaction involving Newmont and Newcrest pursuant to the terms of the Scheme Implementation Deed by and among Newmont, Newmont Sub and Newcrest and may be deemed to be soliciting material relating to the Transaction. In furtherance of the pending Transaction and subject to future developments, Newmont will file one or more proxy statements or other documents with the SEC. None of this current report on Form 8-K nor the exhibits hereto is a substitute for any proxy statement, the Scheme Booklet or other document Newmont or Newcrest may file with the SEC and Australian regulators in connection with the pending Transaction. INVESTORS AND SECURITY HOLDERS OF NEWMONT AND NEWCREST ARE URGED TO READ THE PROXY STATEMENT(S), SCHEME BOOKLET AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTION AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PENDING TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement will be mailed to Newmont stockholders. Investors and security holders may obtain a free copy of the proxy statements, the filings with the SEC that will be incorporated by reference into the proxy statement, the Scheme Booklet and other documents containing important information about the Transaction and the parties to the Transaction, filed by Newmont with the SEC at the SEC’s website at www.sec.gov. The disclosure documents and other documents that are filed with the SEC by Newmont may also be obtained on www.newmont.com/investor-relations/default.aspx or by contacting Newmont’s Investor Relations department at Daniel.Horton@newmont.com or by calling 303-837-5484.

Participants in the Transaction Solicitation

Newmont, Newcrest and certain of their respective directors and executive officers and other employees may be deemed to be participants in any solicitation of proxies from Newmont shareholders in respect of the pending Transaction between Newmont and Newcrest. Information regarding Newmont’s directors and executive officers is available in its Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 23, 2023 and its proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on March 10, 2023. Information about Newcrest’s directors and executive officers is set forth in Newcrest’s latest annual report dated August 19, 2022 as updated from time to time via announcements made by Newcrest on the ASX. Additional information regarding the interests of these participants in such proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in any proxy statement and other relevant materials to be filed with the SEC in connection with the pending Transaction if and when they become available.

Cautionary Statement Regarding Forward-Looking Statements

This current report on Form 8-K, and the exhibits hereto, contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbor created by such sections and other applicable laws and “forward-looking information” within the meaning of applicable Australian securities laws. Where a forward-looking statement expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, such statements are subject to risks, uncertainties and other factors, which could cause actual results to differ materially from future results expressed, projected or implied by the forward-looking statements. Forward-looking statements often address our expected future business and financial performance and financial condition; and often contain words such as “anticipate,” “intend,” “plan,” “will,” “would,” “estimate,” “expect,” “believe,” “target,” “indicative,” “pending,” “preliminary,” “proposed” or “potential.” Forward-looking statements may include, without limitation, statements relating to (i) the pending Transaction to acquire the share capital of Newcrest, the expected terms, timing and closing of the pending Transaction, including receipt of required approvals and satisfaction of other customary closing conditions; (ii) estimates of future production, including expected annual production; (iii) estimates of future costs applicable to sales and all-in sustaining costs; (iv) estimates of future capital expenditures; (v) estimates of future cost reductions, synergies, including pre-tax synergies, savings and efficiencies, and future cash flow enhancements through portfolio optimization; (vi) expectations regarding future exploration and the development, growth and potential of Newmont’s and Newcrest’s operations, project pipeline and investments; (vii) expectations regarding future optimization; (viii) expectations of future dividends and returns to shareholders; (ix) expectations of future balance sheet strength and credit ratings; (x) expectations of future equity and enterprise value; (xi) expected listing of common stock on the New York Stock Exchange, the Toronto Stock Exchange and the ASX; (xii) expectations of future plans and benefits, and (xiii) expectations from the integration of Newcrest, including the combined company’s production capacity, asset quality and geographic spread. Estimates or expectations of future events or results are based upon certain assumptions, which may prove to be incorrect. Such assumptions, include, but are not limited to: (i) there being no significant change to current geotechnical, metallurgical, hydrological and other physical conditions; (ii) permitting, development, operations and expansion of Newmont’s and Newcrest’s operations and projects being consistent with current expectations and mine plans, including without limitation receipt of export approvals; (iii) political developments in any jurisdiction in which Newmont and Newcrest operate being consistent with its current expectations; (iv) certain exchange rate assumptions for the Australian dollar to the U.S. dollar, as well as other the exchange rates being approximately consistent with current levels; (v) certain price assumptions for gold, copper, silver, lead and oil; (vi) prices for key supplies being approximately consistent with current levels; (vii) the accuracy of current mineral reserve, mineral resource and mineralized material estimates; and (viii) other planning assumptions. Risks relating to forward looking statements in regard to Newmont’s business and future performance may include, but are not limited to, gold and other metals price volatility, currency fluctuations, operational risks, increased production costs and variances in ore grade or recovery rates from those assumed in mining plans, political risk, community relations, conflict resolution governmental regulation and judicial outcomes and other risks. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the prompt and effective integration of Newmont’s and Newcrest’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the pending Transaction; the risk associated with Newmont’s and Newcrest’s ability to obtain the approval of the pending Transaction by their shareholders required to consummate the pending Transaction and the timing of the closing of the pending Transaction, including the risk that the conditions to the pending Transaction are not satisfied on a timely basis or at all and the failure of the pending Transaction to close for any other reason; the risk that a consent or authorization that may be required for the pending Transaction is not obtained or is obtained subject to conditions that are not anticipated; the outcome of any legal proceedings that may be instituted against the parties and others related to the Scheme Implementation Deed; unanticipated difficulties or expenditures relating to the pending Transaction, the response of business partners and retention as a result of the announcement and pendency of the Transaction; risks relating to the value of the Scheme Consideration to be issued in connection with the pending Transaction; the anticipated size of the markets and continued demand for Newmont’s and Newcrest’s resources and the impact of competitive responses to the announcement of the Transaction; and the diversion of management time on pending Transaction-related issues. For a more detailed discussion of such risks and other factors, see Newmont’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC as well as Newmont’s other SEC filings, available on the SEC website or www.newmont.com. Newcrest’s most recent annual report for the fiscal year ended June 30, 2022 as well as Newcrest’s other filings made with Australian securities regulatory authorities are available on ASX (www.asx.com.au) or www.newcrest.com. Newmont is not affirming or adopting any statements or reports attributed to Newcrest (including prior mineral reserve and resource declaration) in this current report on Form 8-K or made by Newcrest outside of this current report on Form 8-K. Newcrest is not affirming or adopting any statements or reports attributed to Newmont (including prior mineral reserve and resource declaration) in this Current Report on Form 8-K or made by Newmont outside of this current report on Form 8-K. Newmont and Newcrest do not undertake any obligation to release publicly revisions to any “forward-looking statement,” including, without limitation, outlook, to reflect events or circumstances after the date of this current report on Form 8-K, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws. Investors should not assume that any lack of update to a previously issued “forward-looking statement” constitutes a reaffirmation of that statement. Continued reliance on “forward-looking statements” is at investors’ own risk.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Scheme Implementation Deed, dated as of May 15, 2023, by and among Newmont Corporation, Newmont Sub and Newcrest Mining Limited.
99.1	Press release, dated May 14, 2023.
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document).

* Certain schedules are omitted pursuant to item 601(b)(2) of Regulation S-K. Company agrees to furnish supplementally any omitted schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Newmont Corporation

Date: May 15, 2023	By:	/s/ Logan Hennessey
Logan Hennessey
Vice President, Associate General Counsel and Corporate Secretary